MICHIGAN’S MOST PEOPLE FOCUSED BANK March 18, 2026

187 31 44 211 212 214 138 192 197 90 166 173 23 42 83 112 18 27 123 136 133 67 129 135 Disclosures 2 Forward Looking Statements This presentation contains certain forward-looking statements about Independent Bank Corporation (“Independent”) and HCB Financial Corp. (“HCB”), such as statements about the timing and expected completion of the proposed merger, its expected effects on the combined organization, and the pro forma impact to Independent. Independent and HCB intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of Independent and HCB, are identified by use of the words “pro forma,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or similar expressions. Actual results could differ materially from the results indicated by these statements because the realization of those results is subject to many risks and uncertainties, including, among other things, the possibility that the anticipated benefits of the proposed merger will not be realized within the expected time period or at all; the risk that integration of the operations of HCB with Independent will be materially delayed or will be more costly or difficult than expected; the inability to complete the proposed merger due to the failure to satisfy the various conditions to closing, including failure to obtain the required regulatory and shareholder approvals; the failure of the proposed merger to close for any other reason; the effect of the announcement of the proposed merger on customer relationships and operating results; the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; difficulties associated with achieving future financial results; and the inaccuracy or failure of any one or more of the assumptions set forth in this presentation. Additional information concerning Independent, including additional factors and risks that could materially affect Independent’s financial results, are included in Independent’s filings with the SEC, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Forward-looking statements speak only as of the date they are made. All subsequent written and oral forward-looking statements concerning the proposed merger or other matters attributable to Independent or HCB or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, neither Independent nor HCB undertake any obligation to update any forward-looking information contained in this document, whether as a result of new information, future events, or otherwise. Additional Information and Where to Find It In connection with the proposed merger, Independent expects to file with the SEC a registration statement on Form S-4 that will include a preliminary proxy statement of HCB and a preliminary prospectus of Independent, as well as other relevant documents concerning the proposed merger. After the registration statement is declared effective by the SEC, HCB will mail a definitive proxy statement/prospectus to its shareholders. This presentation is not a substitute for the proxy statement/prospectus or registration statement or for any other document that Independent may file with the SEC or that HCB may send to its shareholders in connection with the proposed merger. Shareholders of HCB are urged to carefully read the registration statement and accompanying proxy statement/prospectus regarding the proposed merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Free copies of the proxy statement/prospectus included in the registration statement, as well as other filings containing information about Independent, HCB, and the proposed merger, may be obtained at the SEC’s website: www.sec.gov. You will also be able to obtain these documents, free of charge, from Independent at www.independentbank.com under the tab “Investor Relations” and then “Financials - SEC Filings.” The information available through Independent’s website is not and shall not be deemed part of this presentation or incorporated by reference into other filings Independent makes with the SEC. Alternatively, when available, these documents can be obtained free of charge from Independent upon written request to Independent Bank Corporation, 4200 East Beltline, Grand Rapids, MI 49525, Attention: Investor Relations; or from HCB upon written request to HCB Financial Corp., 150 West Court Street, Hastings, MI 49058, Attention: Amanda Belcher-Currier, CFO. A final proxy statement/prospectus will be mailed to the shareholders of HCB. Participants in the Solicitation Under SEC rules, Independent, HCB, and certain of their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from HCB’s shareholders in favor of the approval of the definitive merger agreement. Information about such directors and executive officers of Independent and their direct or indirect interests, by security holdings or otherwise, can be found in Independent’s proxy statement in connection with its 2026 annual meeting of shareholders, as filed with the SEC on March 6, 2026, and other documents subsequently filed by Independent with the SEC. To the extent holdings of common stock by its directors or executive officers have changed since the amounts set forth in Independent’s proxy statement in connection with its 2026 annual meeting of shareholders, such changes have been or will be reflected in filings with the SEC on Forms 3, 4, and 5. Further information regarding the direct or indirect interests of the directors and executive officers of Independent, along with information about the directors and executive officers of HCB and their direct or indirect interests and information regarding the interests of other persons who may be deemed participants in the solicitation, may be obtained by reading the proxy statement/prospectus included in the registration statement regarding the merger when it becomes available. Free copies of this document may be obtained as described above. No Offer or Solicitation This presentation is not intended to and does not constitute an offer to sell, the solicitation of an offer to subscribe for or buy, an invitation to purchase or subscribe for any securities, or the solicitation of any vote or approval pursuant to the merger agreement or otherwise. There shall not be any offer, solicitation, or sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable laws.

187 31 44 211 212 214 138 192 197 90 166 173 23 42 83 112 18 27 123 136 133 67 129 135 Michigan’s Most People Focused Bank Independent Bank Corporation (IBCP) + HCB Financial Corp. (HCBN) Source: S&P Capital IQ Pro and FactSet. Financial data as of, or for the three months ended, 12/31/25 unless otherwise noted. (1) Pro forma impact is presented for illustrative purposes only and is subject to change based on final purchase accounting entries. EPS accretion illustrated assuming no standalone share buybacks and excludes any restructuring charges. (2) The tangible book value per share (“TBVPS”) earnback is calculated using the crossover method. IBCP (59) HCBN (7) 3 Detroit Grand Rapids Lansing Traverse City Kalamazoo Bay City Saginaw Pro Forma Impact(1) Strategic Fit Operational Alignment Low Integration Risk ✓ Fortifies Scale in Attractive Michigan Markets Strategic partnership with a high-quality community bank (~$600M in assets) that bolsters IBCP’s existing footprint between Grand Rapids and Lansing ✓ Supports IBCP’s Strategy to “Out-Local” the Competition Local bankers will continue to serve Highpoint’s long-standing clients with an enhanced product suite and broader lending capabilities ✓ Low-Cost Funding Base With Excess Liquidity Highpoint’s deposit cost of 1.50% and low loan-to-deposit ratio of 67% provide flexibility to further scale relationships across the combined footprint ✓ Shared Cultural & Credit Philosophies Both organizations operate under a high-touch model that prioritizes local relationships and a commitment to sound credit quality ✓ Aligned Go-to-Market Approach Entrepreneurial cultures that empower local teams with the autonomy to drive client engagement while maintaining accountability ✓ Minimized Risk Manageable asset size, shared operating philosophies, mutual familiarity and strong credit quality across multiple cycles ✓ Thorough Due Diligence Comprehensive review of loan and deposit portfolios, key personnel and financial outlook ~6% 2027E EPS Accretion(1) ~4% TBVPS Dilution ~3.4 Yrs TBVPS Earnback(2) ~11.5% CET1 Ratio at Closing ~13.5% TRBC Ratio at Closing

187 31 44 211 212 214 138 192 197 90 166 173 23 42 83 112 18 27 123 136 133 67 129 135 4Overview of HCB Financial Corp. A High-Quality Community Bank with Excess Liquidity, Low-Cost Deposit Base & Strong Credit Key Financial Highlights(1) Source: S&P Capital IQ Pro. Data as of, or for the twelve months ended, 12/31/25 unless otherwise noted. (1) Represents bank-level data. (2) Including loans 90+ days past due and still accruing. Loan & Deposit Composition(1) CLD 1% Resi. 31% OO CRE 19% NOO CRE 28% Multifam. 3% C&I 4% Consumer 2% Other 12% NIB 20% MMDA + Savings 65% CDs <$100k 6% CDs $100k+ 9%$354M $532M 1.50% Q4 Cost of Total Deposits 5.44% Q4 Loan Yield 20% NIB Deposits Founded: 1886 HQ: Hastings, MI OTCPK Listed: HCBN HCBN: 7 Profitability 1.01% ROAA 3.44% FTE NIM 64% Efficiency 14% Fee Income % Balance Sheet $590M Assets $354M Loans HFI $532M Deposits 67% Loans / Deposits Capital & Credit Quality 15.2% CET1 0.03% NPAs / Assets(2) 0.00% 5-Yr NCOs 218% CRE / TRBC

187 31 44 211 212 214 138 192 197 90 166 173 23 42 83 112 18 27 123 136 133 67 129 135 5Attractive Michigan Markets Enhancing IBCP’s Existing Footprint In Central Michigan Source: S&P Capital IQ Pro. Deposit data per FDIC summary of deposits as of 6/30/25. Market rankings are pro forma for pending or recently completed acquisitions. Barry County Calhoun County Allegan County 3 HCB Branches $476M Deposits 1st Market Rank $90k Median HHI 9.6% ‘26 – ‘31 HHI Δ Kent County Ottawa County 1 HCB Branch $66M Deposits 5th Market Rank $64k Median HHI 6.4% ‘26 – ‘31 HHI Δ 1 HCB Branch $38M Deposits 6th Market Rank $87k Median HHI 9.6% ‘26 – ‘31 HHI Δ 1 HCB Branch $25M Deposits 23rd Market Rank $89k Median HHI 12.0% ‘26 – ‘31 HHI Δ 1 New HCB Branch Opening In Q1 2026

187 31 44 211 212 214 138 192 197 90 166 173 23 42 83 112 18 27 123 136 133 67 129 135 6Low-Cost Core Deposits & Strong Credit Quality Source: S&P Capital IQ Pro. Represents annual data. Note: Highpoint data represents bank-level financials. (1) Represents Michigan Banks aggregate as compiled by S&P Capital IQ Pro. 1.40% 2.00% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Highpoint Michigan Banks Cost of Total Deposits Net Chargeoffs / Average Loans Highpoint’s deposit costs consistently below peers across multiple cycles Highpoint’s cumulative net chargeoffs since 2015 are 0.33% versus peers at 0.87% with no net chargeoffs since 2020 (1) NPAs + 90 / Assets 0.11% 0.00% 0.26% 0.06% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Highpoint Michigan Banks 1.31% 0.03% 2.50% 0.80% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Highpoint Michigan Banks (1) (1) ~75 basis point average differential versus peers since 2015

187 31 44 211 212 214 138 192 197 90 166 173 23 42 83 112 18 27 123 136 133 67 129 135 CLD 6% Resi. 35% OO CRE 15% NOO CRE 15% Multifam. 3% C&I 13% Consumer 12% Other 1% CLD 6% Resi. 35% OO CRE 15% NOO CRE 15% Multifam. 3% C&I 14% Consumer 12% Other 0% CLD 1% Resi. 31% OO CRE 19% NOO CRE 28% Multifam. 3% C&I 4% Consumer 2% Other 12% NIB 22% Other IB 10% MMDA + Savings 51% CDs <$100k 6% CDs $100k+ 11% NIB 20% MMDA + Savings 65% CDs <$100k 6% CDs $100k+ 9% NIB 22% Other IB 9% MMDA + Savings 53% CDs <$100k 6% CDs $100k+ 10% $4.3B $0.4B $4.7B $4.8B $0.5B $5.3B Yield on Loans: 5.67% Cost of Deposits: 1.67% Loans / Dep.: 89% Pro Forma Loan and Deposit Composition Source: S&P Capital IQ Pro. Data as of, or for the three months ended, 12/31/25. Note: Financial data per bank regulatory filings; excludes purchase accounting. Cost of Deposits: 1.50% Loans / Dep.: 67% Cost of Deposits: 1.66% Loans / Dep.: 87% Yield on Loans: 5.44% Yield on Loans: 5.66% L o a n C o m p o s it io n D e p o s it C o m p o s it io n 7

187 31 44 211 212 214 138 192 197 90 166 173 23 42 83 112 18 27 123 136 133 67 129 135 Key Transaction Terms (1) Based on IBCP’s closing price of $33.13 on 3/17/26. Assumes no adjustment to merger consideration. See definitive merger agreement for limited adjustment scenarios. Per the terms of the definitive agreement, the shares issued to the ESOP will be repurchased 2 days after closing, currently calculated as approximately $4M, resulting in the ESOP receiving 100% cash consideration. (2) Based on 1,000,000 HCBN shares outstanding, inclusive of 75,111 ESOP shares. (3) Pay-to-trade defined as the transaction Price / TBVPS multiple divided by IBCP’s standalone Price / TBVPS multiple. 8 ▪ Aggregate transaction value of approximately $70.2 million(1)(2) ▪ Fixed exchange ratio of 1.590 IBCP shares plus $17.51 in cash for each HCBN share outstanding; equates to $70.19 per share of HCBN stock(1) ▪ Implied consideration mix of approximately 75% stock / 25% cash(1)(2) Structure & Consideration ▪ Price / 12/31/25 TBVPS: 148% / Pay-to-trade: 103%(3) ▪ Price / 2025 GAAP EPS: 11.5x ▪ Price / 2027E GAAP EPS + Fully Phased-In Synergies: 6.6x Valuation(1) ▪ ~93% IBCP / ~7% HCBNOwnership ▪ One HCBN director to join IBCP and Independent Bank Boards following closingBoard Timing & Approvals ▪ Targeted closing date in early third quarter of 2026 ▪ Customary regulatory approvals and closing conditions ▪ Approval of HCBN shareholders 8

187 31 44 211 212 214 138 192 197 90 166 173 23 42 83 112 18 27 123 136 133 67 129 135 Key Transaction Assumptions 9 ▪ IBCP projections based on mean Wall Street consensus net income estimates ▪ HCBN projections based on IBCP management’s estimates following comprehensive due diligence Earnings ▪ Cost saves equal to 40.0% of HCBN’s noninterest expense (50% phased in 2026; 100% in 2027) ▪ Revenue synergies were identified, but not included Cost Savings ▪ One-time, pre-tax merger expenses of $8.8 million, fully realized in pro forma tangible book value estimate at closing Transaction Costs ▪ Gross credit mark of $4.0 million, or 1.1% of HCBN’s MRQ loans held for investment (1.0x 12/31 ACL) o Utilizes early adoption of FASB’s new standard for purchased assets, resulting in no accretable credit mark Loan Credit Mark ▪ $9.2 million pre-tax loan interest rate write-down, accreted over 4 years using straight-line methodology Loan Interest Rate Mark ▪ Core deposit intangible of 2.50% of non-time deposits, amortized sum-of-years digits over 10 yearsIntangibles ▪ Unrealized AFS securities portfolio loss of $1.1 million after-tax, accreted over 3 years using straight-line methodology ▪ Fixed asset write-up of $2.4 million pre-tax, amortized over 25 years using straight-line methodology ▪ Modeled as 6/30/26 closing date Other 9

187 31 44 211 212 214 138 192 197 90 166 173 23 42 83 112 18 27 123 136 133 67 129 135 Key Takeaways 10 ✓ Enhances scale within existing geographic footprint ✓ Attractive financial returns with strong EPS accretion given transaction size and digestible tangible book value earnback ✓ Strong capital and liquidity position at closing ✓ Clean credit profile across multiple cycles ✓ Opportunity to deploy Highpoint’s excess liquidity through IBCP’s strong loan pipeline ✓ Detailed and robust due diligence process ✓ Shared values – culture, leadership & strategic familiarity ✓ Lower risk, “backyard” transaction benefitting from a successful and prudent integration track record 10

Appendix 11

187 31 44 211 212 214 138 192 197 90 166 173 23 42 83 112 18 27 123 136 133 67 129 135 Pro Forma Earnings Per Share Reconciliation 12 12 $ millions EPS Reconciliation Build 2027E IBCP full year net income consensus mean estimate $76.0 HCBN net income 5.4 After-tax transaction adjustments Cost savings $5.1 Opportunity cost of cash (0.8) Accretion of fair value marks (loans and securities) 2.1 Intangibles amortization (1.5) Fixed asset amortization (0.1) IBCP pro forma net income $86.3 IBCP weighted average diluted shares outstanding 20.8 Shares issued to HCBN, net of ESOP cashout 1.5 Pro forma weighted average diluted shares outstanding 22.3 Pro forma earnings per share $3.87 IBCP standalone EPS $3.65 $ - EPS Accretion to IBCP $0.22% - EPS Accretion to IBCP 6.1% (1) (1) Estimated fair value marks accreted back through earnings based on the estimated expected lives of individual assets.

187 31 44 211 212 214 138 192 197 90 166 173 23 42 83 112 18 27 123 136 133 67 129 135 Purchase Accounting Summary 13 13 Goodwill & Other Intangible Asset Recognition $ millions Aggregate merger consideration $70 Standalone HCBN tangible book value at close 49 (-) Net Impact of fair value adjustments (5) Adjusted tangible book value at closing $44 Excess over adjusted tangible book value $26 (-) Core deposit intangible created (11) (+) DTL on intangibles created 3 Goodwill created $18 Goodwill & intangibles created $29 Note: Pro forma metrics projected to closing based on financial data as of December 31, 2025; Market data as of 3/17/26. (1) Tangible book value per share is defined as total shareholders' equity less goodwill and other intangible assets divided by end of period shares outstanding. (2) Based on assumptions as of announcement date; Subject to change at transaction closing. Basic Shares Tangible Book Value Per Share Impact $ millions (millions) $ Per Share IBCP tangible book value per share as of 12/31/25 $474 20.5 $23.05 (+) two quarters of consensus earnings prior to close 36 (-) two quarters of consensus dividends prior to close (12) (+) amortization of existing intangibles 0 IBCP standalone tangible book value per share at close $499 20.5 $24.26 Pro Forma Merger Adjustments (+) Stock issued to common $53 1.6 (-) Goodwill & intangibles created (29) (-) After-tax restructuring expenses (7) (-) ESOP cashout (4) (0.1) IBCP pro forma tangible book value per share at close $512 22.0 $23.24 ($) dilution to IBCP ($1.02) (%) dilution to IBCP (4.2%) (1) (2)